EXHIBIT 10.3

                                CREDIT AGREEMENT

            CREDIT AGREEMENT (the "Agreement") dated as of May 22, 2006 between SYNOVICS PHARMACEUTICALS, INC, a Nevada corporation (the "Borrower"), having an office at 2575 East Camelback Road, Suite 450, Phoenix, Arizona 85016, and BANK OF INDIA, New York Branch (the "Bank") located at 277 Park Avenue, New York, New York 10172

                                   WITNESSETH:

            WHEREAS, the Borrower has requested the Bank to extend to it a certain credit facility in the principal sum of Ten Million Five Hundred Thousand Dollars ($10,500,000.00); and

            WHEREAS, the Bank is willing to extend to the Borrower such credit facility on the terms and conditions described herein;

            NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants herein, the mutual benefits to be derived therefrom and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings and, unless otherwise indicated, terms defined in the singular have the same meaning when used in the plural and vice-versa:

            "ACQUISITION" means purchase by Borrower of (i) the outstanding ownership units of Kirk Pharmaceuticals, LLC pursuant to the purchase agreement, dated as of July 18, 2005, between the Borrower (formerly known as Bionutrics, Inc.), as purchaser and John D. Copanos and John S. Copanos, as sellers, which is annexed hereto as Exhibit A-1, and (ii) the outstanding ownership units of Andapharm, LLC pursuant to the purchase agreement, dated as of July 28, 2005, between the Borrower and John S. Copanos, which is annexed hereto as Exhibit A-2.

            "ACQUISITION LOAN" means amount advanced or to be advanced by the Bank to the Borrower for Acquisition.

            "ADVANCE" means any and all amounts advanced or to be advanced as Acquisition Loan and Working Capital Loan pursuant to this Agreement.

            "AFFILIATE" means any Person that directly or indirectly controls, or is controlled by, or is under common control with the Borrower. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

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            "AGREEMENT"   means  this  credit   agreement  and  any  amendments,
supplements or modifications thereto.

            "ANDAPHARM, INC." means Andapharm, Inc., a Nevada corporation.

            "ANDAPHARM, LLC" means Andapharm, LLC., a Florida limited liability company.

            "BHP" means Bionutrics Health Products Inc., a Delaware corporation.

            "BORROWER" has the meaning given this term in the introductory paragraph hereto.

            "BORROWER CONSOLIDATED GROUP" means the Borrower, together with Kirk, Inc., Kirk, LLC, Andapharm, Inc., Andapharm, LLC, BHP, Lipogenics, Nutrition Technology, SL, and Incon, the entities the financial condition and results of operations of which are, or are required to be, included on a consolidated basis in the financial statements as filed with the United States Securities and Exchange Commission immediately prior to the Acquisition.

            "BORROWER   PRO  FORMA   CONSOLIDATED   GROUP"  means  the  Borrower
Consolidated Group together with Kirk, LLC and Andapharm, LLC, giving effect to the Acquisition.

            "BORROWER SEC DOCUMENTS" means all forms, reports, schedules, statements, and other documents required to be filed by Borrower under the Securities Exchange Act of 1934, as amended, since at November 1, 2000 as such documents have been amended since the time of the filing thereof.

            "BRANCH OFFICE" means the office of the Bank at 277 Park Avenue, New York, New York 10172 in the United States of America.

            "BUSINESS DAY" means any day excluding Saturday, Sunday and any date that is a legal holiday under the laws of the State of New York and any day on which banking institutions located in such state are authorized by law or other governmental action to close.

            "CLOSING DATE" means the date on which this Agreement is executed by the Borrower and the Bank.

            "COLLATERAL" means all property that is subject or is to be subject to the lien granted by the Security Agreements and other Credit Documents.

            "CORPORATE GUARANTORS" means the Borrower Pro Forma Consolidated Group (other than Borrower) and Nostrum.

            "CREDIT DOCUMENTS" means this Agreement, the Note, the Security Agreements, the Guaranties and any and all documents, exhibits, schedules, amendments, modifications and supplements delivered in connection therewith.

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            "DEBT" means (a) indebtedness or liability for borrowed money or for
the  deferred   purchase  price  of  property  or  services   (including   trade
obligations); (b) current liabilities in respect of unfunded vested benefits under any plan; (c) obligations under letters of credit issued for the account of any Person; (d) all obligations under acceptance facilities; (e) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (f) obligations secured by any Lien on property owned by the Person, whether or not the obligations have been assumed.

            "DOLLAR" and the sign "$" each mean the lawful currency of the United States of America.

            "DRAWING POWER FOR WORKING CAPITAL LOAN" means an amount equal to 70% of the value of fully paid inventory and accounts receivable of Borrower together with 100% of cash in accounts maintained by any member of the Borrower Pro Forma Consolidated Group at the Bank, or $5,250,000.00, whichever is less.

            "EVENT OF  DEFAULT"  means any of the  events  specified  in Section
8.01.

            "FACILITY LETTER" means the letter of the Bank, annexed hereto as Exhibit B, duly accepted by the Borrower and Guarantors, and dated as of April 17, 2006 setting forth the terms and conditions for allowing the Advance.

            "GAAP" means generally accepted accounting principles in effect from time to time in the United States of America.

            "GUARANTOR" means Personal Guarantor and Corporate Guarantors.

            "GUARANTIES"   means  the  Guaranty   Agreements   executed  by  the
Guarantors and to be delivered to the Bank under the terms of this Agreement.

            "INCON" means Incon Technologies, Inc., a Delaware corporation.

            "INTEREST DEFICIT" has the meaning given this term in Section 3.02.

            "KIRK, INC." means Kirk Pharmaceuticals, Inc., a Nevada corporation.

            "KIRK, LLC" means Kirk Pharmaceuticals, LLC., a Florida limited liability company.

            "LIPOGENICS" means Lipogenics, Inc., a Delaware corporation.

            "NOTE" means the promissory note executed by the Borrower, in the principal amount of [up to] Ten Million Five Hundred Thousand U.S. Dollars ($10,500,000.00), dated as of the date of this Agreement and payable to the Bank.

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            "NOSTRUM"   means   Nostrum   Pharmaceuticals,   Inc.,   a  Delaware
corporation.

            "NUTRITION TECHNOLOGY" means Nutrition Technology Corp., a Nevada corporation.

            "OBLIGATIONS" means (1) the due, punctual and complete performance and repayment of all of the Advances outstanding from time to time in the account of the Borrower with the Bank, all interest accrued thereon and all other obligations of and amounts payable by the Borrower or the Guarantor under this Agreement, the Note, the other Credit Documents and with regard to any other transactions whatsoever between the Borrower or the Guarantor and the Bank and (2) the performance of all representations, warranties, agreements, covenants and other obligations of the Borrower or the Guarantor under this Agreement, the Note and the other Credit Documents.

            "PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

            "PERSONAL GUARANTOR" means Nirmal Mulye a/k/a Dr. Nirmal Mulye.

            "PRIME RATE" means the floating commercial loan rate declared by the Bank from time to time and adopted by the Bank as its "prime rate". The Borrower acknowledges that the Prime Rate is a base rate for calculating interest on certain loans and is not intended to be and is not necessarily the lowest or most favorable rate charged by the Bank to any borrower or category of borrowers.

            "SECURITY AGREEMENTS" means the Security Agreements, dated as of the date of this Agreement, to be executed and delivered by the Borrower or Guarantors to the Bank under the terms of this Agreement.

            "SL" means Synovics Laboratories, Inc., a Nevada corporation.

            "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Bank's lien on the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Nevada, the term "Uniform Commercial Code" means the Uniform Commercial Code or such other law as in effect in such other jurisdiction for purposes of the provisions thereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

            "WORKING CAPITAL LOAN" means amount advanced or to be advanced by the Bank for the long term working capital requirements of Borrower and its Affiliates.

            SECTION  1.02.   ACCOUNTING   TERMS.   All   accounting   terms  not
specifically   defined  herein  shall  be  construed  in  accordance  with  GAAP consistent  with that applied in the

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preparation of the financial statements referred to in Section 5.04 and 6.09(a), and all financial statements submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                                   ARTICLE II
                           AMOUNT AND TERMS OF ADVANCE

            SECTION 2.01. BANK'S AGREEMENT. The Bank agrees that, upon the execution of this Agreement and subject to the terms of this Agreement, it shall allow the Borrower an Advance, through an escrow account maintained by the Bank for this purpose, in the principal amount not exceeding Ten Million Five Hundred Thousand Dollars ($10,500,000.00); PROVIDED, HOWEVER, the Acquisition Loan and Working Capital Loan, each shall not exceed the principal sum of Five Million Two Hundred and Fifty Thousand Dollars ($5, 250,000.00). The Borrower will not be allowed to re-borrow any amount of the Advance repaid under this Agreement and the Note.

            SECTION 2.02. CONDITION PRECEDENT. The obligation of the Bank to allow the Advance shall be subject to the condition precedent in Article IV hereof and further conditions that:

      (a) Borrower maintains the Drawing Power for Working Capital Loan. In the event Borrower becomes unable to maintain the Drawing Power for working Capital Loan, Bank may allow the Working Capital Loan for working capital requirements by routing the Working Capital Loan through an escrow account, PROVIDED, HOWEVER, Borrower and Affiliates use same for building inventory and accounts receivable for the purpose of maintaining Drawing Power for Working Capital Loan; and

      (b) Bank has received such other approvals, opinions or documents that the Bank may reasonably request.

            SECTION 2.03. BORROWER'S AGREEMENT.

            (a) The Borrower shall repay the Advance in accordance with the terms of the Agreement and the Note.

            (b) In the event Borrower prepays the Advance, Borrower shall pay by way of prepayment fee an amount equal to 1% of the amount prepaid for each year or portion thereof the remaining between the date of prepayment and the date upon which the final payment hereunder and under the Note shall be due and payable.

            (c) The Borrower shall use the Acquisition Loan for the purpose of partly funding Acquisition and the Working Capital Loan for long term working capital requirements of the Borrower and its Affiliates.

            SECTION 2.04. EVIDENCE OF INDEBTEDNESS. All Advances under this Agreement shall be evidenced by, and repaid with interest in accordance with the Note and the records of the Bank, which shall constitute prima facie evidence of the amount of the principal and interest.

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                                   ARTICLE III
                        INTEREST, PAYMENTS, FEES, USE OF
                         FACILITY, ADJUSTMENTS, SECURITY

            SECTION 3.01. INTEREST. The Borrower shall pay interest to the Bank on the Advance at a rate per annum equal to the Prime Rate plus one percent (1.0%). Any amount of Advance remaining outstanding beyond the date when due, whether at maturity, by notice of prepayment, by acceleration or otherwise, shall bear interest at a default rate (the "Default Rate") per annum equal to three percent (3.0%) above the Prime Rate from the date when due until paid in full. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of the opening of business on the day on which such change in the Prime Rate shall become effective. Interest shall be calculated on the basis of a year of 365 days for the actual number of days elapsed.

            SECTION 3.02. INTEREST ADJUSTMENTS. Notwithstanding anything in the Credit Documents to the contrary, if this Agreement, the Note or the Credit Documents would at any time otherwise require payment to the Bank of an amount of interest in excess of the maximum amount then permitted by law, such interest payments to the Bank shall be reduced to the extent necessary so as to ensure that the Bank shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Bank shall receive interest payments hereunder or under the Note in an amount less than the amount otherwise provided, such deficit (the "Interest Deficit") will cumulate and will be carried forward until the termination of this Agreement. Interest otherwise payable to the Bank hereunder and under the Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing the Bank to receive interest in excess of the maximum amount then permitted by the law.

            SECTION 3.03. METHOD OF PAYMENTS.

      (a) The Borrower shall make each repayment of principal under this Agreement and under the Note to the Bank at the Branch Office in Dollars in immediately available funds by no later than the close of business in New York City on the following dates: December 31, 2006 the sum of $250,000.00; March 31, 2007 the sum of $250,000.00; June 30, 2007 the sum of $250,000.00; September 30,
2007 the sum of $250,000.00; December 31, 2007 the sum of $250,000.00; March 31,
2008 the sum of $500,000.00; June 30, 2008 the sum of $500,000.00; September 30,
2008 the sum of $500,000.00; December 31, 2008 the sum of $500,000.00; March 31,
2009 the sum of $750,000.00; June 30, 2009 the sum of $750,000.00; September 30,
2009 the sum of $750,000.00; December 31, 2009 the sum of $750,000.00; March 31,
2010 the sum of $1,000,000.00; June 30, 2010 the sum of $1,000,000.00; September
30,  2010  the  sum  of  $1,000,000.00;   and  December  31,  2010  the  sum  of
$1,250,000.00. The Borrower and the Guarantor, hereby irrevocably authorize the Bank, if and to the extent any payments of principal are not made when due under this Agreement, to charge any amount so due from time to time against any account of the Borrower or the Guarantor with the Bank.

      (b) The Borrower shall make each payment of interest under this Agreement or under the

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Note to the Bank at the Branch Office in Dollars in immediately  available funds by no later than the close of business in New York City on the fifteenth day of each succeeding month or at the maturity of each instrument as may be required by the Bank from time to time, commencing on the last day of the month next following the Closing Date, in an amount sufficient to pay all unpaid interest, if any, accrued as of the date of payment. The Borrower and the Guarantor hereby irrevocably authorize the Bank to charge any account of the Borrower or the Guarantor with the Bank to the extent the Borrower fails to pay such amounts. Bank shall send a statement to the Borrower before the seventh (7th) day of every month setting forth the amount of interest due for such month.

      (c) Whenever any payment to be made under this Agreement shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and any resulting extension of time shall in such case be included in the computation of the payment of interest.

            SECTION 3.04. MANDATORY PREPAYMENT. If the Borrower receives any insurance proceeds with respect to Collateral that has been damaged or destroyed, the Borrower shall utilize such proceeds to replace the Collateral so damaged or destroyed, provided, however, that in the event that Borrower does not intend to so utilize such insurance proceeds or does not do so within a reasonable period of time following the receipt of such insurance proceeds by Borrower, Borrower shall promptly pay to the Bank the lesser of (i) such insurance or (ii) the sum of the aggregate principal outstanding Obligations under this Agreement and all interests accrued on any amount prepaid, and the Bank shall reduce the outstanding Obligations by an amount equal to such insurance proceeds. All insurance proceeds shall be maintained at the Bank in an escrow account for a period of thirty (30) days or until such time Borrower notifies the Bank of its intention to replace the Collateral, whichever occurs earlier. All replacement costs shall be paid directly to the sellers by the Bank.

            SECTION 3.05. FEES, COMMISSION AND EXPENSES. The Borrower shall pay to the Bank such fees, commission and expenses as may be regularly charged by the Bank to its other customers for allowing Advance. In addition, Borrower shall pay the Bank a non-refundable front-end processing fee in the sum of $78,750.00. The Borrower and Guarantor hereby irrevocably authorize the Bank to charge any account of the Borrower and Guarantor with the Bank to be extent the Borrower fails to pay such amounts.

            SECTION 3.06. LEGAL FEES. On the Closing Date, the Borrower shall pay to the Bank the reasonable fees and disbursements of Menon & Posner, counsel to the Bank, incurred in the preparation and negotiation of the Credit Documents. The Borrower and Guarantor hereby irrevocably authorize the Bank to charge any account of the Borrower and Guarantor with the Bank to be extent the Borrower fails to pay such amounts.

            SECTION 3.07. APPLICATION OF PAYMENTS. All amounts received by the Bank from the Borrower relative to the Agreement and the Note shall be applied, regardless of any designations to the contrary, at the discretion of the Bank.

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            SECTION 3.08.  CAPITAL  ADEQUACY.If the imposition of, or any change in, any law, rule, regulation or guideline or the interpretation or application, including, without limitation, any request or policy not having the force of law, of any thereof by any court or administrative or governmental authority shall impose, modify or make applicable any taxes (except United States federal, State or local income or franchise taxes imposed on the overall income of the
Bank), reserve requirements, capital adequacy requirements or other obligations that would in the Bank's judgment (a) increase the cost to the Bank for extending or maintaining the credit facilities to which this Agreement relates,
(b) reduce the amounts payable to the Bank under the Credit Documents or (c) reduce the rate of return on the Bank's capital as a consequence of the Bank's obligations with respect to the Advances, then the Borrower shall pay to the Bank such additional amounts as will compensate the Bank therefor within five days after the Bank's written demand, which shall be accompanied by an explanation of such imposition or charge and shall be conclusive in the absence of manifest error.

            SECTION 3.09. USE OF ADVANCE. The Borrower shall use the Advance for the purpose of Acquisition and working capital requirements as set forth in
Section 2.03 (c) of this Agreement.

            SECTION 3.10. SECURITY. As security for the Obligations, the Borrower herewith grants to the Bank (i) a first priority security interest in the Collateral pursuant to the Security Agreement and (ii) Guaranty of Guarantors.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

            SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Bank to allow any initial Advance under this Agreement to the Borrower is subject to the conditions precedent that the Bank shall have received on the date of this Agreement each of the following, in form and substance satisfactory to the Bank and its counsel:

            (a) NOTE. The Note duly executed by the Borrower in the principal sum of $10,500,000.00 and dated as of the date of this Agreement; and

            (b) GUARANTY. The forms of Guaranty duly executed by Guarantors and dated as of the date of this Agreement; and

            (c) SECURITY AGREEMENTS. The Security Agreements duly executed by the Borrower and Guarantors and dated as of the date of this Agreement together with acknowledgment copies of the financing statements duly filed under the Uniform Commercial Code of all jurisdictions to perfect the security interest created by the Security Agreements; and

            (d) PAYOFF LETTER FROM BANK OF AMERICA. A pay off letter from Bank of America setting forth the amount due from Kirk, LLC as of the date of Closing; and

            (e) LIST OF EQUIPMENTS UNDER LEASE. A list setting forth the description of the equipments under lease by the Borrower, Kirk, LLC and Andapharm, LLC as of the date of Closing; and

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            (f)   LEASES.  Copy of the  leases of the  operational  facility  of
Borrower, Kirk, LLC, and Andapharm, LLC, which evidence that said leases do not expire until December 31, 2010; and

            (g) UNDERTAKING BY NOSTRUM. An undertaking by Nostrum and Personal Guarantor that they shall not dispose of or otherwise alienate their shares in Borrower; and

            (h) STATUS REPORT FROM WELLS FARGO. A status report from Wells Fargo as to Borrower's loan; and

            (i) SUBSCRIPTION AGREEMENT. A copy of the subscription agreement between Maneesh Pharmaceuticals PVT. LTD or any other investor and Borrower; and

            (j) CERTIFICATE OF BORROWER AS TO FUNDS RAISED. A Certificate of Borrower stating that Borrower has raised funds in the sum of $9.682 Million by equity capital ($6 Million) and convertible debt/notes ($3.682); and

            (k) FEDERAL FOOD AND DRUG ADMINISTRATION ("FDA") APPROVALS. FDA approvals received by the Borrower and Guarantors as of the date of the Agreement with respect to their products; and

            (l) STATEMENT OF PATENTS/INTELLECTUAL PROPERTY RIGHTS. A Statement of Borrower setting forth the patent/intellectual property rights held by the Borrower and Guarantors along with their registration information with the governmental authorities.

            (m) INSURANCE CERTIFICATES. The certificates of insurance as required by Section 6.06 of this Agreement; and

            (n) APPLICATION FEE. The application fee as stated in Section 3.05 of this Agreement; and

            (o) OPINION OF BORROWER'S COUNSEL. An opinion of Borrower's counsel in form and substance satisfactory to the Bank and its counsel.

            (p) CORPORATE RESOLUTION. A Corporate Resolution in form and substance satisfactory to the Bank authorizing an officer of Borrower to execute the Credit Documents; and

            (q) LEGAL FEES. Reasonable legal fees and disbursements incurred by Messrs. Menon & Posner, Counsel to the Bank, in the preparation and negotiation of the Credit Documents; and

            (r) OTHER APPROVALS, ETC. The Bank shall have received such other approvals, opinions or documents that the Bank may reasonably request.

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                                    ARTICLE V
                          REPRESENTATION AND WARRANTIES

      The Borrower represents and warrants to the Bank that:

      SECTION 5.01. INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. The Borrower is a corporation duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is qualified to do business wherever such qualification is necessary and has full power and authority, corporate and otherwise, to enter into this Agreement and other Credit Documents required hereunder on its behalf.

      SECTION 5.02. CORPORATE POWER AND AUTHORITY. The execution, delivery, and performance by the Borrower of the Credit Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not
(a) require any consent or approval of the stockholders of such corporation; (b) contravene such corporation's charter or bylaws;(c) violate any provision of any law, rule, regulation (Regulation U of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such corporation; (d) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which such corporation is a party or by which it or its properties may be bound or affected, other than the Convertible Promissory Notes due April 2007 of the Borrower in the aggregate principal amount of approximately $3,345,000; (e) result in or require the creation or imposition of any lien, except the lien created by the Security Agreement, upon or with respect to any of the properties now owned or hereafter acquired by such corporation; or (f) cause such corporation to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

      SECTION 5.03. LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and each of the other Credit Documents to which any member of the Borrower Pro Forma
Consolidated Group is a party when delivered under this Agreement, will be legal, valid, and binding obligations of the Borrower and/or such members of the Borrower Pro Forma Consolidated Group, party thereto, enforceable against such party, in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditors' rights generally.

      SECTION 5.04. FINANCIAL STATEMENTS AND PROJECTIONS.

      (a) The consolidated balance sheet of the Borrower Consolidated Group for the fiscal year ended October 31, 2005 and for the previous years submitted in connection with its application for Advance, and the accompanying footnotes are complete and correct and fairly and accurately represent the financial condition of the Borrower Consolidated Group as at such dates and the results of the operations of the Borrower Consolidated Group for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year end adjustments in the case of the interim financial statements), and, except as otherwise set forth in the Borrower SEC Documents, since the November 1, 2005 there has been no material adverse change in the condition (financial or otherwise), business or operations of the Borrower Consolidated Group. There are no liabilities of the Borrower Consolidated Group, fixed or contingent, that are material but are not reflected in the financial statements or in the notes thereto, other than liabilities arising in the ordinary course of business since the beginning of current fiscal year. No information, exhibit, or report furnished by any member of the Borrower Consolidated Group to the Bank, or, to the knowledge of the Borrower, by Kirk, LLC or Andapharm, LLC, in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein, in light of the circumstances under which they were made, not misleading.

      (b) The projections provided by the Borrower to the Bank have been prepared in good faith by Borrower and are based upon assumptions which, in light of the circumstances under which they are made, are fair and reasonable.

            SECTION 5.05. FINANCIAL STATEMENT OF GUARANTORS. The financial statement of Guarantors are complete and correct in all respects, and fairly represent the financial condition of the Personal Guarantor and Guarantors as of that date.

            SECTION 5.06. ASSUMPTIONS MADE FOR ACQUISITION AND APPLICATION FOR ADVANCE. Borrower's assumptions in connection with its application for Advance for the Acquisition are fair and reasonable in all respects.

            SECTION 5.07. OTHER AGREEMENTS. No members of the Borrower Pro Forma Consolidated Group are, nor shall be, without the Bank's prior consent, a party to any indenture, loan or credit agreement, or to any lease or other agreement or instrument or subject to any charter or corporate restriction that could have a material adverse effect on the business, properties, assets, operations to conditions, financial or otherwise of the Borrower Pro Forma Consolidated Group or the ability of the Borrower or any member of the Borrower Pro Forma Consolidated Group to carry out their obligations under the Credit Documents. No member of the Borrower Pro Forma Comsolidated Group is in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business.

            SECTION 5.08. LITIGATION. There is no pending or threatened action or proceeding against or affecting any member of the Borrower Pro Forma Consolidated Group before any court, governmental agency, or arbitrator that may, in any one case or in the aggregate, materially adversely affect the financial condition, operation, properties, or business of the the Borrower Pro Forma Consolidated Group or the ability of the members of the Borrower Pro Forma Consolidated Group to perform their respective obligations under the Credit Documents.

            SECTION 5.09. NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. No member of the Borrower Pro Forma Consolidated Group is in default with respect to any judgment affecting their respective business, properties, or assets,, writ, injunction, decree, rule, or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

            SECTION 5.10. OWNERSHIP AND LIENS. The relevant member or members of the Borrower Pro Forma Consolidated Group has title to, or valid leasehold interest in, their respective properties and assets, real and personal and none of the properties and assets owned thereby and none of their leasehold interest is subject to any lien, other than filings under the Uniform Commercial Code evidencing leasehold interests, except such as may be permitted pursuant to this Agreement.

            SECTION 5.11. OPERATION OF BUSINESS. The Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, necessary to conduct its business as it is now conducted and as it is proposed to be conducted, and, to the knowledge of the Borrower, the Borrower is not in violation of any valid rights of others with respect to any of the foregoing.

            SECTION 5.12. TAXES. Each member of the Borrower Consolidated Group has, and the Borrower believes that Kirk, LLC and Andapharm, LLC have, filed all tax returns required to be filed and have paid all taxes, assessments, governmental charges and levies thereon to be due, including interest and penalties.

            SECTION 5.13. COMPLIANCE WITH ENVIRONMENTAL LAWS.

            (a) To the best of its knowledge, the Borrower has complied in all material respects with, is currently in compliance in all material respects with and will continue to be in compliance in all material respects with all environmental laws, ordinances, orders or decrees of every state, federal, municipal or other governmental body or agency, including without limitation every state, federal or local environmental law applicable to it.

            (b) To the best of its knowledge, no solid or hazardous or toxic wastes or hazardous substances (as defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resources Conservation and Recovery Act and the Super Fund Amendments and Reauthorization Act of 1986, as amended) or under any successor or similar law or any applicable state or local law, are processed, discharged, stored, treated, disposed of or managed at any facility owned, leased or operated by the Borrower, at the request or behest of the Borrower or at any facility owned, leased or operated by the Borrower, at the request or behest of the Borrower or at any adjoining site, so as to require license, permit or authorization of any type from any governmental authority other than adverse effect on the Borrower. No governmental or private action to enforce environmental or pollution control laws have been initiated against the Borrower or against or with respect to any facility of the Borrower.

            (c) To the best of its knowledge, there is not pending against the Borrower before any court, arbitrator or governmental body, agency or official any action, suit or proceeding that (1) is based on alleged damage to health caused by any hazardous or toxic substance or by any waste or by-product thereof and (2) involves (A) a claim for damages in excess of $10,000 or (B) claims for damages under $10,000 that, in the aggregate, could have a material adverse effect on the Borrower Consolidated Group.

            SECTION  5.14.  LABOR   RELATIONS.   No  work  stoppage  that  could
materially adversely affect the business, financial position, results of operations or prospects of the Borrower has occurred or is continuing or, to the knowledge of the Borrower, is threatened, and no material union representation questions exist with respect to the employees of the Borrower. There are not charges of unfair labor practices pending or, to the knowledge of the Borrower, threatened before any governmental or regulatory agency or authority, nor are there any pending labor negotiations or union organization efforts, involving or affecting employees of the Borrower.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

            So long as the Note shall remain unpaid or the Bank shall have any payment outstanding under this Agreement, the Borrower will:

            SECTION 6.01. MAINTENANCE OF EXISTENCE. Preserve and maintain its existence as a corporation and in good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a corporation in each jurisdiction in which such qualification is required.

            SECTION 6.02. MAINTENANCE OF RECORDS. Maintain, keep and preserve adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

            SECTION 6.03. MAINTENANCE OF COLLATERAL. Maintain keep and preserve all Collateral (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

            SECTION 6.04. INSPECTION OF COLLATERAL AND RELATED RECORDS. Maintain, keep and preserve with respect to the Collateral accurate records that are as complete and comprehensive as those customarily maintained by others engaged in the same business and make available to the Bank or its representatives, at Borrower's sole cost and expense, on the Bank's reasonable advance request, all books, records, contracts, notes and all other information and data of every kind relating to its business and the collateral. The Bank shall have the right to examine all such books, records, contracts and other information and to make abstracts therefrom or copies thereof at any time and from time to time upon reasonable advance notice to the Borrower. At any time or times that the Bank may reasonably request in advance, the Borrower will, at its cost and expense, prepare a list or lists in such form as shall be satisfactory to the Bank, certified by duly authorized officers, describing the Collateral in such detail as the Bank shall require and specifying the location of such Collateral and the records pertaining thereto, and permit the Bank to inspect such Collateral or any part thereof at Borrower's cost and expense at such place as the Collateral may be held or located or at such other reasonable place chosen by the Bank.

            SECTION 6.05. CONDUCT OF BUSINESS. Continue to conduct in an efficient and economical manner a business of the same general type as conducted by the Borrower on the date of this Agreement.

            SECTION 6.06. MAINTENANCE OF INSURANCE.

            (a) At its sole cost and expense, maintain insurance against loss or damage to the Collateral with responsible and reputable insurance companies or associations satisfactory to the Bank in such amounts and covering such risks, including, without limitation, fire, comprehensive and general and automobile liability, property damage, workers' compensation, and miscellaneous equipment floaters, and for such terms as are usually carried by corporations engaged in similar businesses; and

            (b) Cause all insurance policies issued or maintained pursuant to this Section and name the Borrower and/or other member of the Borrower Pro Forma Consolidated Group as insured and the Bank as loss payee without the Bank being liable for premiums or other costs or expenses; and

            (c) At least thirty days prior to the expiration of each such policy, furnish the Bank with evidence satisfactory to the Bank of the payment of premiums and the reissuance of a policy continuing insurance in force as required by this Agreement. All such policies or certificates shall contain a provision that such policies will not be subject to cancellation or material amendment, including without limitation, any amendment reducing the scope of limits of coverage, without at least thirty days prior written notice by certified or registered mail to the Bank. In the event the Borrower fails to provide, maintain, keep in force or deliver and furnish to the Bank the policies of insurance required by this Section, the Bank may, but shall not be obligated to, procure such insurance or single interest insurance for such risks covering the Bank's interest, and the Borrower will pay all premiums thereon promptly upon demand by the Bank, together with interest thereon at the rate then applicable to the Advance made to the Borrower hereunder from the date of expenditure by the Bank until reimbursement in full by the Borrower; and

            (d) Attach or cause to be attached to all insurance policies required to be furnished by any member of the Borrower Pro Forma Consolidated Group pursuant to this Section, a lender's loss payable endorsement or its equivalent, or a loss payable clause acceptable to the Bank, for the benefit of the Bank; and

            (e) Observe and comply with the requirements of all material policies of insurance required to be maintained in accordance with this Agreement and perform and satisfy the material requirements of the companies writing such policies so that at all times companies of good standing satisfactory to the Bank shall be willing to write and to continue such insurance; and

            (f)   Upon request by the Bank,  furnish the Bank with a certificate

f an officer of the Borrower, containing a detailed list of the insurance policies of the members of the Borrower Pro Forma Consolidated Group required by or referred to in this Section, then outstanding and in force.

            SECTION 6.07. COMPLIANCE WITH LAWS. Comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property unless such taxes, assessments and governmental charges are being diligently contested, in good faith, by the Borrower.

            SECTION 6.08. RIGHT OF INSPECTION. At its sole cost and expense, upon request by the Bank and in any event at least once in three months, permit the Bank or any agent or representative thereof to examine, audit and make copies of and abstracts from the records and books of account of, and inspect the Collateral and properties of the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of its officer, directors and independent accountants. For the purpose of this Section, cost and expense include reasonable travel and hotel expenses, allowance paid to the inspecting officer of the Bank and such other expenses that are reasonably and customarily charged by Bank to the Borrower's account.

            SECTION 6.09. REPORTING REQUIREMENTS. Furnish to the Bank:

            (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Borrower Pro Forma Consolidated Group, a consolidated and/or consolidating balance sheet of the Borrower Pro Forma Consolidated Group as of the end of such fiscal year and a consolidated and/or consolidating statement of income and retained earning of the Borrower Pro Forma Consolidated Group for such fiscal year, and a consolidated and/or consolidating statements of change in financial position of the Borrower Pro Forma Consoldiated Group for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated and/or consolidating figures for the corresponding date and period in the prior fiscal year and all audited in accordance with GAAP consistently applied by independent certified public accountant selected by the Borrower and acceptable to the Bank; and

Compiled half-yearly financial statements of the Borrower Pro Forma Consolidated Group every six months during the continuation of the Agreement. Such financial statement shall be submitted within ninety (90) days of the expiry of the relevant half fiscal year; and

            (c) MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of any reports submitted to the Borrower by independent certified public accountants in connection with examination of the financial statements of the Borrower made by such accountants; and

            (d) ACCOUNTANT'S REPORT. Simultaneously with the delivery of the annual financial statements referred to in this Section, a certificate of the independent public accountants that audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event that constitutes an Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying each such condition or event of which they have knowledge and the nature and status thereof; and

            (e)   NOTICE OF LITIGATION.  Promptly after the commencement thereof or notice of all actions, suits and proceedings before any courts or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any member or members of the Borrower Pro Forma Consolidated Group, could have a material adverse effect on the financial condition, properties or operations of the Borrower Pro Forma Consolidated Group; and

            (f) NOTICE OF EVENTS OF DEFAULT. As soon as possible and in any event within fifteen days after the occurrence of each Event of Default a written notice setting forth the details of such Event of Default and the action which is proposed to be taken by the Borrower with respect thereto; and

            (g) REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, copies of any statements or report furnished to any other party pursuant to the terms of any indenture, loan, credit or similar agreement not otherwise required to be furnished to the Bank pursuant to any other clause of this Section; and

            (h) PROXY STATEMENTS, ETC. Promptly after sending or filing thereof, copies of all proxy statements, financial statements and reports that the Borrower sends to its stockholders or members and copies of all regular, periodic and special reports and registration statements the Borrower filed with the Securities and Exchange Commission or any governmental authority that may be substituted therefor or with any national securities exchange; and

            (i)   QUARTERLY STATEMENT OF ACCOUNTS RECEIVABLE.  Within forty-five
(45) from the end of every quarter (i.e., January 31, April 30, July 31 and October 31), submit to the Bank a quarterly statement of accounts receivable for the quarter then ended duly certified by the chief financial officer of Borrower with details of aging. Failure to provide the quarterly statement as aforesaid shall make Borrower liable for interest at the Default Rate in the sole discretion of the Bank.

            (j) MONTHLY STATEMENT OF ACCOUNTS RECEIVABLE. Within fifteen (15) days from the beginning of the month, submit a statement of accounts receivable as of the last day of the preceding month.

            SECTION 6.10. MAINTENANCE OF BANK ACCOUNTS. Maintain in good standing all deposit accounts with the Bank at its Branch Office.

            SECTION 6.11. POLLUTION CONTROL AND EMISSION CONTROL CERTIFICATE. Furnish to the Bank a certificate from appropriate authorities that Borrower Consolidate Group is in compliance with the applicable laws relating to pollution and emission control during the term of this Agreement. In the event no such certificate is required due to Borrower's nature of business, Borrower shall give a statement in writing to the Bank that such certificate cannot be obtained.

            SECTION 6.12. ACQUISITION OF ANDAPHARM, LLC. Upon the closing of the Acquisition, cause Andapharm, LLC to be promptly acquired by Andapharm, Inc.

            SECTION 6.13. ACQUISITION OF KIRK, LLC. Upon the closing of the Acquisition, cause Kirk LLC to be promptly acquired by Kirk, Inc.

            SECTION 6.14. BANK OF AMERICA'S LOAN TO BORROWER. At the closing pay off Bank of America's loan to Borrower.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

            So long as the Note shall remain unpaid or the Borrower shall have any Obligations under this Agreement, the Borrower shall not without the Bank's prior written consent:

            SECTION 7.01. LIENS. Create, incur, assume or suffer to exist any lien upon or with respect to any of its properties, now owned or hereafter acquired, except:

            (a)   Liens in favor of the Bank;

            (b) Liens for taxes or assessments or other government charges or levies not yet due and payable or, if due and payable, contested in good faith by appropriate proceeding and for which appropriate reserves are maintained;

            (c) Liens, deposits or pledges to secure the performances of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement) or public or statutory obligations; surety, stay, appeal, indemnity, performance or other similar bonds; or other similar obligations arising in the ordinary course of business;

            (d) Purchase-money liens on any property hereafter acquired or the assumption of any lien on property existing at the time of such acquisition, or a lien incurred in connection with any conditional sale or other title retention agreement or a capital lease; provided that

                  (1) Any property subject to any of the foregoing is acquired by the Borrower in the ordinary course of business and the lien on any such property is created contemporaneously with, or prior to, such acquisition; and

                  (2) The obligation secured by any lien so created, assumed or existing shall not exceed fifty percent (50%) of the lesser of cost or fair market value as of the time of acquisition of the property covered thereby to the Borrower, except for liens existing before the date of this Agreement; and

                  (3) Each such lien shall attach only to the property so acquired and fixed improvements thereon; and

                  (4) The debt secured by all such liens shall not exceed Fifty Thousand Dollars ($50,000.00) at any time outstanding in the aggregate except for debt existing prior to the date of this Agreement and liens pursuant to this Agreement; and

                  (5) The obligation secured by such lien is permitted by the provisions of the Section 7.02.

            SECTION 7.02. DEBT. Create, incur, assume or suffer to exist any debt, except:

            (a)   Debt of the Borrower under this Agreement or the Note;

            (b) Debt of the Borrower owed to lenders other than Bank and subordinated on terms satisfactory to the Bank to the Borrower's Obligations under this Agreement and the Note;

            (c) Accounts payable to trade creditors for goods or services that are not aged more than one hundred and eighty (180) days from billing date and current operating liabilities (other than for borrowed money) which are not more than sixty (60) days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

            (d) Debt of the Borrower owed to lenders or banks other than the Bank and secured by purchase-money liens permitted by Section 7.01(d).

            SECTION 7.03. MERGERS, ETC. Merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or acquire all or substantially all of the assets or the business of any Person.

            SECTION 7.04. LEASES. Create, incur, assume or suffer to exist, other than in the ordinary course of business, any obligation as lessee for the rental or hire of any real or personal property, except: (a) capital leases permitted by Section 7.01; and (b) leases existing on the date of this Agreement and any extensions or renewals thereof.

            SECTION 7.05. SALE AND LEASEBACK. Sell, transfer or otherwise dispose of any real or personal property to any person and thereafter directly or indirectly lease back the same or similar property.

            SECTION 7.06. DIVIDENDS. Declare or pay dividends or profits without prior written consent of the Bank.

            SECTION 7.07. SALE OF ASSETS. Without the Bank's prior consent, not to be unreasonably withheld, sell, lease, assign, transfer or otherwise dispose of any of its now owned or hereafter acquired assets (including, without limitation, receivables and leasehold interest), except: (a) for inventory disposed of in the ordinary course of business and (b) the sale or other disposition of assets no longer used or useful in the conduct of its business.

            SECTION 7.08. INVESTMENTS. Without the Bank's prior consent, not to be unreasonably withheld, make any loan or advance to any Person or purchase or otherwise acquire any capital stock, assets, obligations or other securities of, make any capital contribution to or otherwise invest in or acquire any interest in any Person, except stock, obligations or securities received in settlement of debts owing to the Borrower and created in the ordinary course of business.

            SECTION 7.09. GUARANTIES, ETC. Without the Bank's prior consent, not to be unreasonably withheld, assume, guarantee, endorse or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services to supply or advance any funds, assets, goods or services to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any person against loss) for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

            SECTION 7.10. TRANSACTIONS WITH AFFILIATES. Without the Bank's prior consent, not to be unreasonably withheld, enter into any transaction with any Affiliate of the Borrower, including, without limitation, the purchase, sale or exchange of property or the rendering of any services, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate of the Borrower.

            SECTION. 7.11. EXPENDITURES FOR ADDITIONS OR IMPROVEMENTS. Incur, directly or indirectly, any expenditure for additions or improvements to the Borrower Pro Forma Consolidated Group's fixed assets or enter into agreement to make any additions or improvements which will result in expenditure in excess of an aggregate amount of $250,000.00 in any given financial year.

            SECTION 7.12. MATERIAL ADVERSE CHANGE. Permit or suffer to permit any material adverse change in the financial condition or business of the Borrower or Affiliates on a consolidated financial basis.

            SECTION 7.13. CHANGE OF CORPORATE STRUCTURE. Permit to effect any change in the corporate structure or shareholding of the Borrower which would cause a cessation or diminution of the priority of the security interest of the Bank pursuant to the Credit Documents.

            SECTION 7.14. CHECKING ACCOUNT WITH OTHER BANKS. Maintain any checking account with any other bank than the Bank without making arrangements with such banks to send a copy of the monthly statement of the Borrower to the Bank within ten (10) days of the beginning of the succeeding month.

            SECTION 7.15. NAME. Change the name of the Borrower.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

            SECTION 8.01. EVENTS OF DEFAULT. If any of the following events shall occur:

            (a) The Borrower shall fail to pay the principal, interest, fees or commissions relating to any Advance when due and payable; or

            (b) Any representation or warranty made or deemed made by the Borrower in this Agreement or by any Guarantor or any other statement furnished at any time under or in connection with any Credit Document shall prove to have been incorrect in any material respect as of the date made or deemed made; or

            (c) The Borrower or any Guarantor shall fail to perform or observe any term, covenant, or agreement contained in any Credit Documents (other than the Note) to which it is a party; or

            (d) The Borrower or any Guarantor shall (1) fail to pay any installment pursuant to the terms of the Note when due or any interest or premium thereon, when due by scheduled maturity, required prepayment, acceleration, demand or otherwise within thirty (30) days following the due date, or (2) fail to perform or observe any term, covenant or condition required to be performed or observed by it under any agreement or instrument relating to any such indebtedness if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time or both, of the maturity of such indebtedness, whether or not such failure to perform or observe is waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

            (e) The Borrower or any Guarantor (1) shall generally not, or shall be unable to, or shall admit in writing their inability to, pay their Debts as such debts become due; or (2) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for them or a substantial part of their assets; or (3) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (4) shall have any such petition or application filed or any such proceeding commenced against them in which an order for relief is entered or adjudication or appointment is made and remains undismissed for a period of sixty (60) days or more; or (5) by any act or omission shall indicate their consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or in the appointment of a custodian, receiver, or trustee for all or any substantial part of their properties; or (6) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or
(7) shall die; or

            (f) One or more judgments, decrees or orders for the payment of money in excess of $150,000.00 shall be rendered against the Borrower or any Guarantor and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of sixty (60) consecutive days without being vacated, discharged, satisfied, stayed or bonded pending appeal; or

            (g) The Security Agreement shall at any time and for any reason cease (1) to create a valid and perfected first priority security interest in and to the collateral and purported to be the subject thereto or (2) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Borrower or any Guarantor or the signatory; or

            (h) The Guaranty shall, at any time and for any reason, cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Guarantor or any Guarantor shall deny any further liability or obligation under or shall fail to perform their respective obligation under the Guaranty;

            THEN, and in every such event, the Bank may (1) declare the Note, all interest thereon, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors; and (2) with or without taking possession thereof, sell or cause to be sold, at such price or prices as the Bank shall so determine in a commercially reasonable manner, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any public or private sale, without demand of performance or notice of intention to sell or of time or place of sale. Each purchaser at any such sale (including, if applicable, the Bank) shall acquire and hold the Collateral sold absolutely free from any claim or right of whatever kind including any equity or redemption, and the Borrower and the Guarantor hereby waive (to the extent permitted by law) all rights of redemption, stay and/or appraisal which they now have or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. Any public or private sale of the Collateral or any part thereof shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix in the notice of such sale. At such sale, the Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may (in its sole discretion) determine and, if permitted by law, the Bank may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for and purchase the Collateral or any portion thereof for the account of the Bank. The Bank shall not be obligated to make any sale of the whole or any part of the Collateral if it shall determine not to do so. The Bank may, by announcement at the time and place fixed for sale, without prior notice or publication, adjourn any public or private sale of collateral or cause the same to be adjourned from time to time, and such sale may, without further notice, be made at the time and place to which the same was adjourned. In the case of all or any part of the Collateral is made on credit or for future delivery, the collateral so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall incur no liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.

                                   ARTICLE IX
                                  MISCELLANEOUS

            SECTION 9.01. AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Credit Documents to which the Borrower or any Guarantor are a party, nor consent to any departure by the Borrower or any Guarantor from any Credit Documents to which they are a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 9.02. NOTICES, ETC. All notices and other communications, provided for under this Agreement and under the other Credit Documents to which any member of the Borrower Pro Forma Consoldiated Group is a party shall be in writing and mailed or telecopied or delivered, if to any member of the Borrower Pro Forma Consolidated Group, at the Borrower's address at c/o Synovics Pharmaceuticals, Inc., 2575 East Camelback Road, Suite 450, Phoenix, Arizona 85016 in the United States of America, and if to the Bank, at its address at 277 Park Avenue, New York, New York 10172 in the United States America; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and communications shall when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the Bank pursuant to the provisions of this Agreements shall not be effective until received by the Bank.

            SECTION 9.03. NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right, power or remedy under any Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Credit Documents preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Credit Documents are cumulative and not exclusive of any remedies provided by law.

            SECTION 9.04. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower and the Guarantors may not assign or transfer any of their respective rights under any Credit Document to which the Borrower or such Guarantor is a party without the prior written consent of the Bank.

            SECTION 9.05. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of any of the Credit Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under any of the Credit Documents and all costs and expenses, if any, in connection with the enforcement of any of the Credit Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Credit Documents and the other documents to be delivered under any such Credit Documents, and agrees to hold the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

            SECTION 9.06. RIGHT TO SETOFF. Upon the occurrence of any Event of Default, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower and the Guarantors (any such notice being waived by the Borrower and the Guarantors), to setoff and apply any and all deposits (general or special, time or demand, provisions or final) with the Bank at any time held and other indebtedness at any time owing the Bank to or for the credit or the account the Borrower against any and all of the Obligation of the Borrower now or hereafter existing under this Agreement, the Note, or any advance, irrespective of whether or not the bank shall have made any demand under this Agreement, the Note or such other Credit Documents and although such Obligation may be unmatured. The rights of the Bank under this Section are in addition to other rights and remedies (including without limitation, other rights of setoff) that the Bank may have.

            SECTION 9.07. SEVERABILITY. In case any provision of this Agreement, the Note or any other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction than, as to such jurisdiction only, such provision shall to the extent of such invalidity, illegality or enforceability be deemed severed from the remainder of the relevant agreement or document and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby.

            SECTION 9.08. APPLICABLE LAW. This Agreement, the Note, the other Credit Documents, and all other documents provided for herein or therein and the rights and obligations of the parties thereto shall be governed by and construed and enforced in accordance with the internal laws, excluding any laws regarding the conflict of laws, of the State of New York.

            SECTION 9.09. WAIVER OF JURY TRIAL. THE UNDERSIGNED HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION PREMISED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE BANK/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. To the extent permitted by law, the Bank and the undersigned hereby also irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, that may now or hereafter have to the bringing of any such action or proceeding in such jurisdiction. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in their related future dealings. The undersigned hereby irrevocably consent and submit to the jurisdiction and venue of any court of competent jurisdiction sitting in the City, County and State of New York for adjudication of any dispute concerning this Agreement, the Note, the other Credit Documents and all other documents provided for herein or therein. The undersigned further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE ADVANCES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

            SECTION 9.10. COUNTERPARTS. This Agreement and the other Credit Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument, respectively.

            SECTION 9.11. SECTION HEADINGS. The various headings used in this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            SECTION 9.12. FURTHER ASSURANCES. At any time and from time to time upon the request of the Bank, and at the sole expense of the Borrower, the Borrower and the Guarantor will promptly and duly execute and deliver any and all such further agreements, documents and instruments and do such other acts and things as the Bank may request in order to effect fully the purposes of this Agreement, the Note and the other Credit Documents and to provide for the payment and performance of the Obligations of the Borrower in accordance with the terms of this Agreement, the Note and other Credit Documents.

            SECTION 9.13. PARTICIPATION. The Bank shall have the right to sell participation or assign its interests, in whole or in part, in the Note, this Agreement or any of the Credit Documents without further notice to the Borrower or the Guarantor.

            SECTION 9.14. DISCONTINUATION OF FACILITIES. The Bank shall have the right to discontinue the credit facilities without notice to the Borrower, in the event the Borrower commits any breach of the material terms of this Agreement, or if the Bank is satisfied that any of the representations made herein was found to be materially incorrect.

            SECTION 9.15. PRIOR FACILITIES AND AGREEMENTS. This Agreement does not affect the validity or enforceability of the terms and conditions set forth in the Facility Letter. In the event of an inconsistency between the terms and conditions of the Facility Letter and this Agreement, the terms and conditions of this Agreement shall prevail. Subject to the foregoing, this Agreement supersedes all prior written and oral agreements, which it replaces in their entirety. Any amounts outstanding, upon the satisfaction or waiver of all conditions precedent shall become the initial amounts drawn hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        SYNOVICS PHARMACEUTICALS, INC.


                                        By:____________________________
                                           Name:
                                           Title:
                                           Tax I.D. No.


                                        BANK OF INDIA


                                        By:____________________________
                                           Name : Mr. A. Ranganathan
                                           Title: Vice President


                       [GUARANTOR ACKNOWLEDGEMENTS FOLLOW]

GUARANTORS:

ACKNOWLEGED AND AGREED TO:


KIRK PHARMACEUTICALS, INC.              ANDAPHARM INC.


By__________________________            By__________________________
  Name:                                   Name:
  Title:                                  Title:

KIRK PHARMACEUTICALS, LLC.              ANDAPHARM LLC


By__________________________            By__________________________
  Name:                                   Name:
  Title:                                  Title:


BIONUTRICS HEALTH PRODUCTS INC.         LIPOGENICS, INC.


By__________________________            By__________________________
  Name:                                   Name:
  Title:                                  Title:



NUTRITION TECHNOLOGY CORP.              INCON TECHNOLOGIES, INC.


By__________________________            By__________________________
  Name:                                   Name:
  Title:                                  Title:


SYNOVICS LABORATORIES, INC.

By__________________________
  Name:
  Title:

NOSTRUM PHARMACEUTICALS, INC.


                                        ___________________________________
By_______________________________       Nirmal Mulye a/k/a Dr. Nirmal Mulye
    Name:
    Title:


                                 ACKNOWLEDGEMENT

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _____th day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the ______th day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared A. Ranganathan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _____th day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the ______th day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared A. Ranganathan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)


            On the _____ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment


STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _______ day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        --------------------------------
                                        Signature and office of
                                        individual taking acknowledgment

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)

            On the _____th day of April in the year 2006 before me, the undersigned a notary public in and for said state, personally appeared _______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s), in the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


--------------------------------
     Signature and office of
     individual taking acknowledgment